CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION  [ ]

[$ ]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$ ]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	11.6%
% South_CA	14.1%
% Silent/Second	31.7%
WA CLTV for SilentSeconds	99.1%
WA DTI for SilentSeconds	41.6%
% SilentSeconds & IO	11.4%
WA CLTV for SilentSeconds & IO	98.7%
WA DTI for SilentSecond & IO	41.7%

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	2	91,805	0.0	9.86	65.7	0	31.7
426 - 450	3	124,659	0.0	10.13	78.7	438	50.0
451 - 475	5	416,230	0.1	10.53	86.5	461	49.5
476 - 500	19	1,191,490	0.1	9.96	76.7	490	45.9
501 - 525	120	17,059,434	2.1	8.35	73.0	516	39.9
526 - 550	255	35,100,880	4.4	8.03	75.2	540	40.4
551 - 575	464	63,045,282	7.9	7.66	78.1	564	40.0
576 - 600	902	116,707,135	14.6	7.35	80.8	589	39.8
601 - 625	1,051	143,510,766	17.9	7.24	81.6	612	40.5
626 - 650	983	140,908,818	17.6	7.09	81.7	638	40.5
651 - 675	759	118,451,413	14.8	6.98	82.3	662	40.6
676 - 700	472	78,754,293	9.8	6.86	82.5	687	39.8
701 - 725	211	36,561,294	4.6	6.85	82.6	711	41.1
726 - 750	156	26,025,112	3.3	6.64	82.4	737	39.5
751 - 775	82	14,799,135	1.9	6.70	82.9	761	38.8
776 - 800	32	6,622,402	0.8	6.36	79.1	786	34.5
801 - 816	5	370,244	0.0	7.37	84.6	805	26.1
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
526 - 550	1	420,000	0.2	8.49	79.3	544	30.8
551 - 575	17	4,678,541	2.5	7.05	79.5	568	41.3
576 - 600	74	18,405,622	9.6	7.03	78.4	590	40.7
601 - 625	154	34,989,096	18.3	6.75	80.7	613	42.5
626 - 650	176	42,800,328	22.4	6.64	79.9	638	41.7
651 - 675	146	36,888,103	19.3	6.58	80.7	662	41.0
676 - 700	95	27,601,957	14.5	6.59	81.2	688	39.7
701 - 725	42	10,082,787	5.3	6.88	81.5	710	40.0
726 - 750	34	8,099,906	4.2	6.63	81.7	737	40.7
751 - 775	21	6,056,826	3.2	6.64	82.2	762	40.1
776 - 800	3	816,000	0.4	6.65	74.7	791	29.6
801 - 802	1	104,800	0.1	6.50	80.0	802	36.2
Total:	764	190,943,968	100.0	6.71	80.4	651	41.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	79	12,265,185	1.5	7.23	79.5	640	5.4
10.001 - 15.000	60	5,571,853	0.7	7.43	77.8	626	12.8
15.001 - 20.000	122	14,492,172	1.8	7.14	77.2	657	17.7
20.001 - 25.000	247	28,864,200	3.6	7.13	76.9	625	22.7
25.001 - 30.000	393	48,943,771	6.1	7.32	78.4	625	27.8
30.001 - 35.000	638	86,126,017	10.8	7.15	80.8	632	32.7
35.001 - 40.000	938	132,148,764	16.5	7.17	81.2	633	37.7
40.001 - 45.000	1,287	196,682,825	24.6	7.23	81.4	634	42.7
45.001 - 50.000	1,628	252,266,319	31.5	7.20	82.2	632	47.9
50.001 - 55.000	122	21,379,143	2.7	7.05	79.1	599	52.4
55.001 - 59.510	7	1,000,142	0.1	7.54	84.2	635	57.4
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	9	2,641,800	1.4	6.33	85.8	643	6.4
10.001 - 15.000	3	611,200	0.3	6.89	81.2	645	11.2
15.001 - 20.000	6	1,771,798	0.9	6.54	75.1	700	16.8
20.001 - 25.000	25	5,841,529	3.1	6.68	77.1	656	22.3
25.001 - 30.000	37	7,190,880	3.8	6.72	76.9	646	27.9
30.001 - 35.000	82	20,444,538	10.7	6.78	81.1	657	32.8
35.001 - 40.000	132	31,297,730	16.4	6.77	81.0	652	37.6
40.001 - 45.000	207	54,852,582	28.7	6.70	80.1	655	42.8
45.001 - 50.000	257	64,874,411	34.0	6.67	80.8	646	47.8
50.001 - 55.000	4	1,069,500	0.6	6.88	84.4	640	52.1
55.001 - 66.10	2	348,000	0.2	6.94	80.0	658	55.5
Total:	764	190,943,968	100.0	6.71	80.4	651	41.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	60	17,649,436	9.3	6.82	81.5	641	40.7
2.00	26	4,561,974	2.4	6.69	80.1	650	40.3
3.00	648	162,135,777	85.9	6.67	80.3	653	41.1
5.00	1	131,040	0.1	5.75	80.0	762	46.3
7.00	17	4,354,670	2.3	7.65	84.0	628	43.0
Total:	752	188,832,896	100.0	6.71	80.5	652	41.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	664	166,348,738	88.1	6.65	80.1	654	41.0
1.50	88	22,484,158	11.9	7.13	83.1	634	42.0
Total:	752	188,832,896	100.0	6.71	80.5	652	41.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	10	555,574	0.1	7.66	17.6	589	26.7
20.001 - 30.000	14	967,510	0.1	6.79	25.6	592	34.2
30.001 - 40.000	42	4,246,937	0.5	6.92	36.0	610	37.1
40.001 - 50.000	74	7,332,284	0.9	7.21	45.3	605	36.9
50.001 - 60.000	145	21,087,239	2.6	7.04	56.1	602	37.7
60.001 - 70.000	320	54,018,947	6.8	6.97	66.5	607	37.0
70.001 - 80.000	2,602	431,582,394	54.0	6.85	79.1	639	40.6
80.001 - 90.000	1,186	194,635,370	24.3	7.39	87.4	620	40.4
90.001 - 100.000	1,128	85,314,134	10.7	8.71	98.0	649	41.2
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION [7/21/05]

[$800,000,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	20	5,391,107	0.7	4.90	77.4	673
5.01 - 5.50	102	26,276,491	3.3	5.30	76.9	681
5.51 - 6.00	333	73,708,556	9.2	5.83	78.0	656
6.01 - 6.50	664	129,527,316	16.2	6.31	78.5	648
6.51 - 7.00	1,122	194,531,787	24.3	6.80	79.4	636
7.01 - 7.50	751	115,154,903	14.4	7.28	80.9	625
7.51 - 8.00	686	98,052,716	12.3	7.76	82.6	617
8.01 - 8.50	439	56,446,886	7.1	8.28	83.6	609
8.51 - 9.00	397	45,305,336	5.7	8.77	84.1	593
9.01 - 9.50	205	17,159,369	2.1	9.28	87.6	596
9.51 - 10.00	314	17,638,569	2.2	9.87	90.9	614
10.01 - 10.50	123	6,187,613	0.8	10.31	92.2	637
10.51 - 11.00	158	7,303,031	0.9	10.79	94.3	628
11.01 - 11.50	72	3,091,198	0.4	11.32	96.1	632
11.51 - 12.00	89	2,408,851	0.3	11.82	96.9	598
12.01 - 12.50	28	1,017,066	0.1	12.27	95.5	607
12.51 - 13.00	14	409,743	0.1	12.75	94.3	587
13.01 - 13.50	2	74,970	0.0	13.16	56.9	548
13.51 - 13.69	2	54,881	0.0	13.67	50.9	496
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	91,805	0.0	9.86	65.7	0
426 - 450	3	124,659	0.0	10.13	78.7	438
451 - 475	5	416,230	0.1	10.53	86.5	461
476 - 500	19	1,191,490	0.1	9.96	76.7	490
501 - 525	120	17,059,434	2.1	8.35	73.0	516
526 - 550	255	35,100,880	4.4	8.03	75.2	540
551 - 575	464	63,045,282	7.9	7.66	78.1	564
576 - 600	902	116,707,135	14.6	7.35	80.8	589
601 - 625	1,051	143,510,766	17.9	7.24	81.6	612
626 - 650	983	140,908,818	17.6	7.09	81.7	638
651 - 675	759	118,451,413	14.8	6.98	82.3	662
676 - 700	472	78,754,293	9.8	6.86	82.5	687
701 - 725	211	36,561,294	4.6	6.85	82.6	711
726 - 750	156	26,025,112	3.3	6.64	82.4	737
751 - 775	82	14,799,135	1.9	6.70	82.9	761
776 - 800	32	6,622,402	0.8	6.36	79.1	786
801 - 816	5	370,244	0.0	7.37	84.6	805
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
2,291 - 50,000	837	27,397,644	3.4	9.55	86.9	627
50,001 - 100,000	1,542	112,497,337	14.1	7.87	82.2	620
100,001 - 150,000	1,164	144,105,265	18.0	7.32	81.8	624
150,001 - 200,000	727	126,572,873	15.8	7.06	80.2	626
200,001 - 250,000	444	99,385,191	12.4	7.03	80.8	631
250,001 - 300,000	279	76,681,863	9.6	6.87	80.1	638
300,001 - 350,000	177	57,368,822	7.2	6.87	80.6	638
350,001 - 400,000	148	55,617,521	7.0	6.55	78.7	643
400,001 - 450,000	83	35,325,268	4.4	6.65	80.8	653
450,001 - 500,000	68	32,668,617	4.1	6.79	81.2	644
500,001 - 550,000	18	9,413,741	1.2	7.24	80.1	635
550,001 - 600,000	14	8,073,934	1.0	6.60	82.2	676
600,001 - 750,000	16	10,383,944	1.3	6.90	79.9	638
800,001 - 850,000	1	833,000	0.1	6.70	70.0	688
900,001 - 950,000	1	943,662	0.1	7.75	68.7	662
950,001 - 1,496,709	2	2,471,709	0.3	5.72	72.7	705
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
12.200 - 50.000	140	13,102,306	1.6	7.10	39.6	605
50.001 - 55.000	60	8,331,424	1.0	7.18	53.0	587
55.001 - 60.000	85	12,755,815	1.6	6.95	58.2	612
60.001 - 65.000	130	21,039,150	2.6	6.89	63.3	601
65.001 - 70.000	190	32,979,797	4.1	7.02	68.6	611
70.001 - 75.000	324	51,797,924	6.5	7.09	73.9	605
75.001 - 80.000	2,278	379,784,470	47.5	6.82	79.8	643
80.001 - 85.000	463	82,752,346	10.3	7.26	84.4	612
85.001 - 90.000	723	111,883,024	14.0	7.49	89.6	626
90.001 - 95.000	218	31,839,150	4.0	7.81	94.7	645
95.001 - 100.000	910	53,474,984	6.7	9.25	99.9	651
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,438	173,478,789	21.7	7.53	81.8	632
0.50	9	786,665	0.1	7.56	81.8	598
1.00	132	24,399,766	3.1	7.30	80.9	647
2.00	2,737	432,952,631	54.1	7.13	81.2	631
2.50	6	1,135,802	0.1	7.76	86.9	612
3.00	1,150	160,813,037	20.1	6.98	79.8	633
5.00	49	6,173,701	0.8	7.44	76.3	598
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,539	461,776,496	57.7	7.08	81.7	621
Reduced	1,024	167,236,724	20.9	7.41	81.3	650
No Income/ No Asset	56	6,201,531	0.8	8.10	73.8	636
Stated Income / Stated Assets	902	164,525,638	20.6	7.27	79.2	642
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,083	747,233,867	93.4	7.16	81.0	630
Second Home	28	5,374,649	0.7	7.36	84.2	676
Investor	410	47,131,874	5.9	7.78	81.3	659
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	777	205,981,220	25.8	6.70	78.1	640
Florida	559	82,814,976	10.4	7.36	81.0	635
Texas	452	37,821,723	4.7	7.63	82.2	619
Arizona	252	35,944,190	4.5	7.21	81.6	630
Nevada	160	32,615,052	4.1	7.19	80.2	640
Ohio	307	28,681,423	3.6	7.54	84.7	611
Virginia	158	24,015,845	3.0	7.43	80.0	614
Michigan	227	23,246,115	2.9	7.68	81.3	617
Washington	146	22,550,716	2.8	7.03	81.7	655
Colorado	120	19,661,838	2.5	6.96	82.8	640
Georgia	144	19,626,066	2.5	7.28	83.3	636
North Carolina	184	18,674,020	2.3	7.61	82.0	608
Illinois	127	18,612,131	2.3	7.17	81.7	644
New York	93	18,575,723	2.3	7.37	79.4	643
Pennsylvania	166	18,265,512	2.3	7.39	81.4	619
Other	1,649	192,653,839	24.1	7.40	82.9	627
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,695	366,595,654	45.8	7.26	83.4	650
Refinance - Rate Term	356	50,934,827	6.4	6.97	80.9	626
Refinance - Cashout	2,470	382,209,908	47.8	7.17	78.7	615
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,453	600,720,761	75.1	7.07	80.9	631
Arm 3/27	293	51,735,464	6.5	6.68	78.7	627
Arm 5/25	44	8,841,970	1.1	6.37	75.4	664
Arm 6 Month	1	76,374	0.0	6.99	90.0	574
Fixed Balloon 15 /30	530	24,187,202	3.0	10.41	97.9	654
Fixed Rate	1,200	114,178,618	14.3	7.50	79.8	631
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,541	633,417,171	79.2	7.20	81.2	628
PUD	440	83,581,490	10.5	7.10	80.5	633
Condo	272	36,107,666	4.5	7.12	80.6	652
2 Family	153	23,342,485	2.9	7.34	79.4	648
3-4 Family	92	21,266,902	2.7	7.45	79.3	668
Manufactured Housing	23	2,024,676	0.3	8.41	87.4	677
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	93	21,884,646	3.3	6.56	80.4	675
4.01 - 4.50	108	18,311,321	2.8	6.16	78.4	649
4.51 - 5.00	322	60,523,141	9.2	6.21	78.7	651
5.01 - 5.50	485	95,599,646	14.5	6.51	79.7	645
5.51 - 6.00	843	153,359,324	23.2	6.64	79.7	637
6.01 - 6.50	602	109,930,547	16.6	7.04	81.4	631
6.51 - 7.00	610	100,000,042	15.1	7.51	81.9	615
7.01 - 7.50	333	50,373,020	7.6	8.02	81.3	609
7.51 - 8.00	208	30,818,289	4.7	8.40	83.4	600
8.01 - 8.50	100	11,434,580	1.7	8.96	84.3	575
8.51 - 9.00	65	7,192,481	1.1	9.34	82.8	570
9.01 - 9.50	12	1,176,046	0.2	9.79	79.2	537
9.51 - 10.00	8	677,797	0.1	9.95	76.2	538
10.01 - 10.50	1	57,703	0.0	10.39	70.0	540
10.51 - 10.85	1	35,987	0.0	10.85	80.0	579
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,639,665	0.4	9.58	72.4	604
4 - 6	7	503,559	0.1	9.16	69.1	624
7 - 9	1	55,609	0.0	8.75	78.4	599
13 - 15	2	478,584	0.1	6.35	83.1	614
16 - 18	27	6,301,801	1.0	6.05	81.4	651
19 - 21	693	119,114,202	18.0	6.86	79.4	628
22 - 24	2,708	472,307,663	71.4	7.12	81.3	631
25 - 27	2	364,130	0.1	7.08	59.6	627
28 - 30	7	1,401,013	0.2	6.46	75.5	620
31 - 33	74	15,830,039	2.4	6.42	78.6	637
34 - 36	202	33,536,335	5.1	6.74	79.0	624
37 - 59	44	8,841,970	1.3	6.37	75.4	664
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.80 - 9.50	2	226,824	0.0	6.39	80.0	667
9.51 - 11.50	193	47,382,504	7.2	5.92	78.4	658
11.51 - 12.00	317	68,146,686	10.3	6.08	78.3	654
12.01 - 12.50	467	95,115,387	14.4	6.34	79.3	648
12.51 - 13.00	669	127,890,072	19.3	6.77	79.5	632
13.01 - 13.50	464	80,506,463	12.2	7.05	81.7	626
13.51 - 14.00	586	92,739,151	14.0	7.35	82.0	627
14.01 - 14.50	422	60,441,450	9.1	7.76	82.7	620
14.51 - 15.00	311	43,753,350	6.6	8.25	81.9	604
15.01 - 15.50	147	20,132,278	3.0	8.60	82.6	589
15.51 - 16.00	127	15,234,340	2.3	9.04	84.1	583
16.01 - 16.50	42	5,420,832	0.8	9.30	84.6	589
16.51 - 17.00	27	2,731,416	0.4	9.94	84.5	584
17.01 - 17.50	10	989,982	0.1	10.34	76.3	592
17.51 - 18.00	5	603,439	0.1	10.81	87.7	607
18.01 - 18.80	2	60,397	0.0	11.47	82.5	593
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	37	7,329,593	1.1	6.02	78.4	651
4.51 - 5.50	316	68,584,312	10.4	5.96	78.2	651
5.51 - 6.00	458	92,718,018	14.0	6.23	78.7	649
6.01 - 6.50	604	115,694,071	17.5	6.55	79.9	641
6.51 - 7.00	891	159,004,983	24.0	6.98	80.7	630
7.01 - 7.50	500	82,386,894	12.5	7.43	81.8	623
7.51 - 8.00	365	57,705,113	8.7	7.87	81.9	617
8.01 - 8.50	253	35,488,512	5.4	8.36	83.9	610
8.51 - 9.00	202	25,712,671	3.9	8.79	83.9	587
9.01 - 9.50	78	8,250,621	1.2	9.29	85.6	577
9.51 - 10.00	60	6,226,333	0.9	9.80	83.9	576
10.01 - 10.50	15	1,179,664	0.2	10.23	78.6	575
10.51 - 11.00	9	897,853	0.1	10.81	84.5	583
11.01 - 11.50	2	166,039	0.0	11.44	62.3	626
11.51 - 11.80	1	29,893	0.0	11.80	80.0	655
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	489,869	0.1	6.80	79.3	584
1.50	139	34,895,430	5.3	6.87	79.8	627
2.00	513	73,396,288	11.1	6.84	79.1	635
3.00	3,081	541,111,994	81.8	7.05	80.9	631
5.00	14	2,514,380	0.4	7.45	73.3	658
6.00	1	403,429	0.1	8.00	80.0	633
7.00	40	8,563,181	1.3	7.71	80.3	616
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,404	588,736,424	89.0	6.99	80.6	633
1.50	318	59,289,110	9.0	7.27	81.5	618
2.00	69	13,349,036	2.0	7.90	78.5	593
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,757	608,796,422	76.1	7.35	81.2	625
24	108	31,972,928	4.0	6.68	82.1	653
36	28	7,810,530	1.0	6.49	77.3	628
60	594	143,438,271	17.9	6.72	80.3	652
84	6	769,200	0.1	6.48	79.8	646
120	28	6,953,038	0.9	6.83	78.3	668
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION  [7/21/05]

[$800,000,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	11.6%
% South_CA	14.1%
% Silent/Second	31.7%
WA CLTV for SilentSeconds	99.1%
WA DTI for SilentSeconds	41.6%
% SilentSeconds & IO	11.4%
WA CLTV for SilentSeconds & IO	98.7%
WA DTI for SilentSecond & IO	41.7%

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	2	91,805	0.0	9.86	65.7	0	31.7
426 - 450	3	124,659	0.0	10.13	78.7	438	50.0
451 - 475	5	416,230	0.1	10.53	86.5	461	49.5
476 - 500	19	1,191,490	0.1	9.96	76.7	490	45.9
501 - 525	120	17,059,434	2.1	8.35	73.0	516	39.9
526 - 550	255	35,100,880	4.4	8.03	75.2	540	40.4
551 - 575	464	63,045,282	7.9	7.66	78.1	564	40.0
576 - 600	902	116,707,135	14.6	7.35	80.8	589	39.8
601 - 625	1,051	143,510,766	17.9	7.24	81.6	612	40.5
626 - 650	983	140,908,818	17.6	7.09	81.7	638	40.5
651 - 675	759	118,451,413	14.8	6.98	82.3	662	40.6
676 - 700	472	78,754,293	9.8	6.86	82.5	687	39.8
701 - 725	211	36,561,294	4.6	6.85	82.6	711	41.1
726 - 750	156	26,025,112	3.3	6.64	82.4	737	39.5
751 - 775	82	14,799,135	1.9	6.70	82.9	761	38.8
776 - 800	32	6,622,402	0.8	6.36	79.1	786	34.5
801 - 816	5	370,244	0.0	7.37	84.6	805	26.1
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
526 - 550	1	420,000	0.2	8.49	79.3	544	30.8
551 - 575	17	4,678,541	2.5	7.05	79.5	568	41.3
576 - 600	74	18,405,622	9.6	7.03	78.4	590	40.7
601 - 625	154	34,989,096	18.3	6.75	80.7	613	42.5
626 - 650	176	42,800,328	22.4	6.64	79.9	638	41.7
651 - 675	146	36,888,103	19.3	6.58	80.7	662	41.0
676 - 700	95	27,601,957	14.5	6.59	81.2	688	39.7
701 - 725	42	10,082,787	5.3	6.88	81.5	710	40.0
726 - 750	34	8,099,906	4.2	6.63	81.7	737	40.7
751 - 775	21	6,056,826	3.2	6.64	82.2	762	40.1
776 - 800	3	816,000	0.4	6.65	74.7	791	29.6
801 - 802	1	104,800	0.1	6.50	80.0	802	36.2
Total:	764	190,943,968	100.0	6.71	80.4	651	41.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	79	12,265,185	1.5	7.23	79.5	640	5.4
10.001 - 15.000	60	5,571,853	0.7	7.43	77.8	626	12.8
15.001 - 20.000	122	14,492,172	1.8	7.14	77.2	657	17.7
20.001 - 25.000	247	28,864,200	3.6	7.13	76.9	625	22.7
25.001 - 30.000	393	48,943,771	6.1	7.32	78.4	625	27.8
30.001 - 35.000	638	86,126,017	10.8	7.15	80.8	632	32.7
35.001 - 40.000	938	132,148,764	16.5	7.17	81.2	633	37.7
40.001 - 45.000	1,287	196,682,825	24.6	7.23	81.4	634	42.7
45.001 - 50.000	1,628	252,266,319	31.5	7.20	82.2	632	47.9
50.001 - 55.000	122	21,379,143	2.7	7.05	79.1	599	52.4
55.001 - 59.510	7	1,000,142	0.1	7.54	84.2	635	57.4
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	9	2,641,800	1.4	6.33	85.8	643	6.4
10.001 - 15.000	3	611,200	0.3	6.89	81.2	645	11.2
15.001 - 20.000	6	1,771,798	0.9	6.54	75.1	700	16.8
20.001 - 25.000	25	5,841,529	3.1	6.68	77.1	656	22.3
25.001 - 30.000	37	7,190,880	3.8	6.72	76.9	646	27.9
30.001 - 35.000	82	20,444,538	10.7	6.78	81.1	657	32.8
35.001 - 40.000	132	31,297,730	16.4	6.77	81.0	652	37.6
40.001 - 45.000	207	54,852,582	28.7	6.70	80.1	655	42.8
45.001 - 50.000	257	64,874,411	34.0	6.67	80.8	646	47.8
50.001 - 55.000	4	1,069,500	0.6	6.88	84.4	640	52.1
55.001 - 66.10	2	348,000	0.2	6.94	80.0	658	55.5
Total:	764	190,943,968	100.0	6.71	80.4	651	41.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	60	17,649,436	9.3	6.82	81.5	641	40.7
2.00	26	4,561,974	2.4	6.69	80.1	650	40.3
3.00	648	162,135,777	85.9	6.67	80.3	653	41.1
5.00	1	131,040	0.1	5.75	80.0	762	46.3
7.00	17	4,354,670	2.3	7.65	84.0	628	43.0
Total:	752	188,832,896	100.0	6.71	80.5	652	41.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	664	166,348,738	88.1	6.65	80.1	654	41.0
1.50	88	22,484,158	11.9	7.13	83.1	634	42.0
Total:	752	188,832,896	100.0	6.71	80.5	652	41.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	10	555,574	0.1	7.66	17.6	589	26.7
20.001 - 30.000	14	967,510	0.1	6.79	25.6	592	34.2
30.001 - 40.000	42	4,246,937	0.5	6.92	36.0	610	37.1
40.001 - 50.000	74	7,332,284	0.9	7.21	45.3	605	36.9
50.001 - 60.000	145	21,087,239	2.6	7.04	56.1	602	37.7
60.001 - 70.000	320	54,018,947	6.8	6.97	66.5	607	37.0
70.001 - 80.000	2,602	431,582,394	54.0	6.85	79.1	639	40.6
80.001 - 90.000	1,186	194,635,370	24.3	7.39	87.4	620	40.4
90.001 - 100.000	1,128	85,314,134	10.7	8.71	98.0	649	41.2
Total:	5,521	799,740,390	100.0	7.20	81.0	632	40.2

*     Note, for second liens, CLTV is employed in this calculation.